QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2001

ARENA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31161 (Commission File Number)	23-2908305 (I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 453-7200

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

    On April 25, 2001, Arena Pharmaceuticals, Inc., a Delaware corporation ("Arena"), and Axiom Biotechnologies, Inc. ("Axiom"), a privately-held California corporation, jointly announced the signing of a Binding Letter of Intent & Memorandum of Agreement ("Agreement") for the purchase of $2,000,000 of Preferred Stock of Axiom. In addition, the Agreement provides the parties to enter into a collaborative research program involving Axiom's proprietary RHACE™ Technology and Human Cell Bank.

    A copy of the joint press release issued on April 25, 2001 announcing the foregoing transactions is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

Exhibit No.	Description
10.16	Binding Letter of Intent & Memorandum of Agreement, effective April 15, 2001 by and between Axiom Biotechnologies Inc. and Arena Pharmaceuticals, Inc.
99.1	Joint Press Release dated April 25, 2001 announcing the transactions

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2001	Arena Pharmaceuticals, Inc. A Delaware corporation
	By:	/s/ JACK LIEF President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.16	Binding Letter of Intent & Memorandum of Agreement, effective April 15, 2001 by and between Axiom Biotechnologies Inc. and Arena Pharmaceuticals, Inc.
99.1	Press Release dated April 25, 2001

QuickLinks

EXHIBIT INDEX